UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2014

MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (661) 775-5300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 7, 2014, we announced that the U.S. Food and Drug Administration (FDA) has extended the Prescription Drug User Fee Act (PDUFA) date for AFREZZA® by three months to July 15, 2014 in order to provide time for a full review of information submitted by us in response to the FDA's requests.

A copy of the press release is attached as Exhibit 99.1 to this current report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

99.1	Press Release of MannKind Corporation dated April 7, 2014, updating the status of the New Drug Application for AFREZZA®

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation (Registrant)
April 7, 2014 (Date)	/s/ DAVID THOMSON, PH.D., J.D. David Thomson, Ph.D., J.D. Corporate Vice President, General Counsel and Secretary